Exhibit 10.18

Employment contract
Contract for employment and information on conditions of employment

Date: 10-04-2012

Information about the employee

		Last Name Sundin	First Name Hans
Mailing address Synalsvagen 3
		Zipcode 75757	City Uppsala
Administrator Annette Ljungmark	Telephone number 018-56 96 77	Telephone number 070-823 90 69	Personal Code Number 450711-0171	Employee number 1052

Position

Position/occupational designation Senior Vice President	Effective date 10-01-2014 (05-09-2008)
Description of job responsibilities In accordance with position description

Work location

Address Vallongatan 1, 75228, Uppsala	Telephone number 018-50 54 40

Employment status

☒ Permanent employment

Salary

Full time salary 113,600 SEK per month, Sallary at 50% 56,800 SEK	Pay day: 25th

Working hours

☐ Full Time, 40 hours per week.	☒ Part time, Employment rate 50 % As of 10-01-2014

Vacation benefits                 Resignation notice period

33 days	In accordance with agreement

Fringe benefits

☐ See specific contract

Applicable collective agreement                                                 Handling of personally identifiable information

Oasmia does not have a signed collective agreement	Handling of personally identifiable information will only occur in the company’s human resource and salary system

Miscellaneous

Additional agreement in regard to trade secrets, confidentiality and competitive organization is prepared 05-09-2008 Other agreements, see Oasmia’s employee handbook No right to pension provision
Signatures. Date: 10/1/2014 Employer (signature) Annette Ljungmark Economy and Human Resources Oasmia Pharmaceutical AB	Employee (signature) Hans Sundin

Oasmia Pharmaceutical AB Vallongatan 1 75228 Uppsala

Telephone 018 - 50 54 40    Fax 18 51 08 73

info@oasmia.com  www.oasmia.com

Organization number 5563326676